Exhibit 10.62

SALIX PHARMACEUTICALS, LTD.

2005 STOCK PLAN

(as amended June 12, 2008)

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company’s business. Pursuant to the terms of this Plan, the Company may grant incentives (a) to its Employees in the form of Incentive Stock Options; (b) to its Employees and Consultants in the form of Nonstatutory Stock Options; (c) to its Employees and Consultants in the form of Stock Bonuses; and (d) to its Employees and Consultants in the form of Purchase Rights.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under the corporate laws and securities regulations of applicable U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c) “Board” shall mean the Board of Directors of the Company.

(d) “Change in Control” shall mean a change in control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as such Schedule, Regulation and Act were in effect on the date of adoption of this Plan by the Board, assuming that such Schedule, Regulation and Act applied to the Company, provided that such a change in control shall be deemed to have occurred at such time as:

(i) any “person” (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, a Subsidiary or an affiliate of the Company) becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities representing a 33-1/3% or more of the combined voting power for election of members of the Board of the then outstanding voting securities of the Company or any successor of the Company;

(ii) during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election of nomination for election of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of the period;

(iii) the equity holders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were equity holders of the Company immediately prior to the effective date of the merger or consolidation (and excluding, however, any shares held by any party to such merger or consolidation and their affiliates) shall have beneficial ownership of less than 50% of the combined voting power for election of members of the Board (or equivalent) of the surviving entity following the effective date of such merger or consolidation; or

(iv) the equity holders of the Company approve any merger or consolidation as a result of which the equity interests in the Company shall be changed, converted or exchanged (other than a merger with a wholly-owned Subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of all or substantially all of the assets of the Company.

However, in no event shall a Change in Control be deemed to have occurred with respect to a holder of a Stock Right, if such holder is part of a purchasing group which consummates the Change in Control transaction. Such holder shall be deemed “part of a purchasing group” for purposes of the preceding sentence if he, she or it is either directly or indirectly an equity participant in the purchasing group (except for (A) passive ownership of less than 3% of the stock of the purchasing group, or (B) ownership of equity participation in the purchasing group which is otherwise not significant, as determined prior to the Change in Control by the Board).

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

(f) “Committee” shall mean any Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(g) “Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company.

(h) “Company” shall mean Salix Pharmaceuticals, Ltd., a Delaware corporation.

(i) “Consultant” shall mean any person, including an advisor, engaged by the Company or any Parent or Subsidiary to render services to such entity, and any Director of the Company whether compensated for such services or not.

(j) “Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from Employee to Consultant or from Consultant to Employee will not constitute a termination of employment.

(k) “Director” shall mean a member of the Board.

(l) “Disqualifying Disposition” shall mean any disposition (including any sale) of Common Stock before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired the Common Stock by exercising the Incentive Stock Option. If an Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(m) “Effective Date” shall have the meaning set forth in Section 6 hereof.

(n) “Employee” shall mean any person employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) if the Common Stock is listed on any established stock exchange or national market system in the United States, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) if the Common Stock is quoted on the NASDAQ System (but not on The National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(q) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r) “Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(s) “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or any successor thereto and (i) every Director or senior officer of the Company, (ii) every Director or senior officer of a company that is itself an insider or subsidiary of the Company, (iii) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution, and (iv) the Company where it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

(t) “Option” shall mean an option to purchase Common Stock granted pursuant to the Plan.

(u) “Optionee” shall mean an Employee or Consultant who receives an Option.

(v) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w) “Plan” shall mean this 2005 Stock Plan, as amended.

(x) “Purchase Right” shall mean an opportunity to make a direct purchase of Common Stock.

(y) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

(z) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(aa) “Stock Bonus” shall mean a bonus award of Common Stock.

(bb) “Stock Rights” shall refer collectively to Options, Stock Bonuses or Purchase Rights granted pursuant to the Plan.

(cc) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock. The maximum number of Shares that may be issued pursuant to the Plan is 3,900,000 shares, subject to adjustment as provided herein. Any such Shares may be issued as Incentive Stock Options, Nonstatutory Stock Options or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights, so long as the number of Shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan should expire or become unexercisable for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or part, or if the Company shall reacquire any Shares issued pursuant to Stock Rights, the unpurchased Shares that were subject thereto and any Shares so reacquired by the Company shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to compliance with Applicable Laws, and further subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

(ii) to select the Employees and Consultants to whom Stock Rights may from time to time be granted hereunder;

(iii) to determine whether and to what extent Stock Rights are granted hereunder;

(iv) to determine the number of shares of Common Stock subject to any Stock Right granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Right granted hereunder (including, but not limited to, the exercise price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, the purchase price of Shares subject to each Purchase Right, and the form of consideration to be paid to the Company for the exercise of any Option or purchase of Shares with respect to a Stock Right, based in each case on such factors as the Administrator shall determine, in its sole discretion);

(vii) to determine (subject to Section 10) the time or times when each Option shall become exercisable and the duration of the exercise period;

(viii) to determine whether restrictions such as repurchase options are to be imposed on Shares subject to Options, Stock Bonuses and Purchase Rights and the nature of such restrictions, if any;

(ix) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(xi) to institute an option exchange program; and

(xii) to make all other determinations necessary or advisable for the administration of the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of any Stock Rights. The interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Administrator may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or any Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

5. Eligibility.

(a) Nonstatutory Stock Options, Stock Bonuses and Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted a Stock right may, if he or she is otherwise eligible, be granted additional Stock Rights.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Options that are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, (or such higher value as permitted under Code section 422 at the time of such determination), such excess Options shall be treated as Nonstatutory Stock Options.

(c) For purposes of Section 5(b) hereof, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d) The Plan shall not confer upon any holder of a Stock Right any right with respect to the continuation of an employment or consulting relationship with the Company, nor shall such Stock Right interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

(e) The terms of any Stock Right shall comply with Applicable Laws.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company (the “Effective Date”). It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 15 of the Plan.

7. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 6, and prior to 10 years thereafter. The date of grant of a Stock Right under the Plan will be the date specified by the Administrator at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Administrator acts.

8. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be no less than 100% of the Fair Market Value on the date of grant; provided, that, in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) as determined by the Administrator, such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. No Optionee shall receive financial assistance from the Company in connection with the exercise of any Option and the purchase price of the Common Stock issuable pursuant to any Option shall be paid in full prior to the issuance of such Common Stock. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect thereto, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant for any reason other than by reason of death or disability, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her disability, all unvested options under the Optionee’s Option shall immediately vest, and he or she may, but only within twelve (12) months (or such shorter period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option. To the extent that he or she does not exercise such Option within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee:

(i) during the term of the Option while such Optionee is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, all unvested options under the Optionee’s Option shall immediately vest, and the Option may be exercised, at any time within twelve (12) months (or such shorter period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance; or

(ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

11. Withholding Taxes. Upon the exercise of a Nonstatutory Stock Option, or the grant of a Stock Bonus or Purchase Right for less than the Fair Market Value of the Common Stock, the making of a Disqualifying Disposition, the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder or the surrender of an Option pursuant to Section 17, the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the Optionee, Stock Bonus recipient or purchaser to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. With respect to any such event, the Administrator in its discretion may condition such event on the payment by the Optionee, Stock Bonus recipient or purchaser of any such additional withholding taxes. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

12. Satisfaction of Withholding Tax Obligations. At the sole and absolute discretion of the Administrator, the holders of Stock Rights may satisfy withholding obligations as provided in this Section. When a holder of a Stock Right incurs tax liability in connection with the exercise or receipt of Stock Rights, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, which tax liability is subject to tax withholding under applicable tax laws, and the holder of such Stock Right is obligated to pay the Company an amount required to be withheld under applicable tax laws, the holder of such Stock Right may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment; or (b) out of his or her current compensation; (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by such holder for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to or less than such holder’s marginal tax rate times the ordinary income recognized; or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Stock Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

All elections by any holder of Stock Rights to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator.

13. Non-Transferability of Stock Rights. Unless determined otherwise by the Administrator, a Stock Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the holder, only by the holder of such Stock Right. If the Administrator makes a Stock Right transferable, such Stock Right shall contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments Upon Changes in Capitalization or Merger.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, and the price per share of Common Stock covered by each such outstanding Stock Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the holder of a Stock Right as soon as practicable prior to the effective date of such proposed action. To the extent it has not been previously exercised, such Stock Right will terminate immediately prior to the consummation of such proposed action.

(c) Acceleration upon Change in Control. In the event of a Change in Control of the Company, all outstanding Stock Rights granted under the Plan and any restricted Shares acquired on the exercise of a Stock Right shall become vested and immediately and fully exercisable, and all forfeiture restrictions shall be waived, and may either (i) be assumed or an equivalent option or right shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation or (ii) terminate ten (10) days after the Administrator shall notify the holder of such vesting and termination. For the purposes of this Section, the Stock Right shall be considered assumed if, following the merger or sale of assets, the Stock Right confers the right to purchase or receive, for each Share subject to the Stock Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each Share subject to the Stock Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Stock Right to reflect the effect of such distribution.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

(b) Stockholder Approval. The Company shall obtain stockholder approval of any material Plan amendment (including but not limited to any downward repricing of outstanding options or increase in the total number of Shares that may be issued under the Plan) and to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not adversely alter or impair the rights of a holder of Stock Rights, without his, her or its consent, under any Stock Right previously granted.

16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of a Stock Right unless the exercise of such Stock Right and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of a Stock Right, the Company may require the person exercising such Stock Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

17. Surrender of Stock Rights for Cash or Stock. The Administrator may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, accept the surrender by a holder of a Stock Right granted to him, her or it under the Plan and authorize payment in consideration therefor of an amount equal to the difference between the purchase price payable for the Shares under the instrument granting the Stock Right and the Fair Market Value of the Shares subject to the Stock Right (determined as of the date of such surrender of the Stock Right). Such payment shall be made in shares of Common Stock valued at Fair Market Value on the date of such surrender, or in cash, or partly in such shares of Common Stock and partly in cash as the Administrator shall determine. The surrender shall be permitted only if the Administrator determines that such surrender is consistent with the purpose set forth in Section 1, and only to the extent that the Stock Right is exercisable under the terms of this Plan on the date of surrender. In no event shall a holder surrender his or her Stock Right under this Section if the Fair Market Value of the Shares on the date of such surrender is less than the purchase price payable for the Shares subject to the Stock Right. Any Incentive Stock Option surrendered pursuant to the provisions of this Section shall be deemed to have been converted into a Nonstatutory Stock Option immediately prior to such surrender.

18. Conversion of Incentive Stock Options into Nonstatutory Stock Options; Termination. The Administrator, with consent of any Optionee, may in its discretion take such actions as may be necessary to convert an Optionee’s Incentive Stock Option(s) or any installments or portions of installments thereof that have not been exercised on the date of conversion into Nonstatutory Stock Option(s) at any time prior to the expiration of such Incentive Stock Option(s). These actions may include, but not be limited to, accelerating the exercisability or extending the exercise period of the appropriate installments of Optionee’s Options. At the time of such conversion, the Administrator, with the consent of the Optionee, may impose these conditions on the exercise of the resulting Nonstatutory Stock Option(s) as the Administrator in its discretion may determine, provided that the conditions shall be consistent with the Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee’s Incentive Stock Option(s) converted into Nonstatutory Stock Option(s), and no conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of the termination.

19. Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

20. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Form of Stock Rights Agreement. Stock Rights shall be evidenced by written agreements in such forms as the Board shall approve.